UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2010

Semi-Annual Repor t

Western Asset

Non-U.S. Opportunity Bond Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Non-U.S. Opportunity Bond Portfolio

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Non-U.S. Opportunity Bond Portfolio for the six-month reporting period ended June 30, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individual investors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

July 30, 2010

Western Asset Non-U.S. Opportunity Bond Portfolio	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand, economic data generally weakened toward the end of the six months ended June 30, 2010. Economic growth overseas was mixed, as many developed countries experienced challenging conditions, while emerging market countries generally enjoyed solid expansions. The combination of these factors had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the recovery continued during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010 and an estimated 2.4% during the second quarter. The slower pace of growth in the second quarter was due, in part, to slower consumer spending, which rose an annualized 1.6% during the quarter, versus a 1.9% gain over the first three months of the year.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While June 2010’s PMI reading of 56.2 was lower than May’s reading of 59.7, manufacturing has now expanded eleven consecutive months according to PMI data. The manufacturing sector’s growth remained fairly broad-based with thirteen of the eighteen industries tracked by the Institute for Supply Management expanding during June.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that total, however, were 700,000 temporary government jobs tied to the 2010

Census. In June, 225,000 of these temporary positions were eliminated, offsetting private sector growth and resulting in a net loss of 125,000 jobs for the month. However, the unemployment rate fell to 9.5% in June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 5.1% in May and June, respectively. In addition, the inventory of unsold homes increased 2.5% to 3.99 million in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.3% in May. This marked the second straight monthly increase following six consecutive months of declining prices.

Outside of the U.S., economic news was dominated by the sovereign debt crisis in Europe. In May, the European Union and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally-troubled Eurozone countries. Despite this, investors were skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. Given the economic strains in the Eurozone, the IMF projected that growth in the region will be a modest 1% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.4% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projected that China’s economy will expand 10.5% in 2010 and India’s economy will grow 9.4% during the year.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off during the second half of the reporting period, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities.

IV	Western Asset Non-U.S. Opportunity Bond Portfolio

Investment commentary (cont’d)

Given certain pockets of weakness in the economy, including elevated unemployment in the U.S., the Federal Reserve Board (“Fed”)iv remained cautious. At its meeting in June 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed took several steps in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. However, the Fed left the door open for future stimulus measures if needed. In the minutes of its June meeting that were released on July 14th (after the reporting period ended), the Fed said, “In addition to continuing to develop and test instruments to exit from the period of unusually accommodative monetary policy, the Committee would need to consider whether further policy stimulus might become appropriate if the outlook were to worsen appreciably.”

As a result of the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. Similar stances were taken by the Bank of England and the Bank of Japan, keeping rates at 0.5% and 0.1%, respectively, during the six months ended June 30, 2010. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to tame inflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first half of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June, as investor demand for these securities began to again increase.

Both short- and long-term U.S. Treasury yields fluctuated during the period but generally moved lower. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. Two- and ten-year Treasury yields initially rose, reaching as high as 1.18% and 4.01%, respectively, in early April. Yields then largely declined amid the investor “flight to quality.” On June 30, 2010, two- and ten-year Treasury yields reached their lows for the reporting period: 0.61% and 2.97%, respectively. Over the six-month reporting period, the yield curvevii flattened, with longer-term Treasury yields declining more than their shorter-term counterparts. For the six months ended June 30, 2010, the Barclays Capital U.S. Aggregate Indexviii returned 5.33%. In contrast, the Barclays Capital Global Aggregate Index (Hedged)ix returned 4.00% over the same time frame.

Emerging market debt prices rallied over the reporting period, posting positive returns each month during the reporting period except for May 2010. This impressive performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)x returned 5.37% over the six months ended June 30, 2010.

Performance review

For the six months ended June 30, 2010, Class I shares of Western Asset Non-U.S. Opportunity Bond Portfolio returned 5.45%. The Fund’s unmanaged benchmark, the Citigroup World Government Bond Ex-U.S. Index (Hedged)xi, returned 2.69% for the same period. The Lipper International Income Funds Category Average1 returned -1.25% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 100 funds in the Fund’s Lipper category.

Western Asset Non-U.S. Opportunity Bond Portfolio	V

Performance Snapshot as of June 30, 2010 (unaudited)
6 months
Western Asset Non-U.S. Opportunity Bond Portfolio:
Class I1	5.45%
Citigroup World Government Bond Ex-U.S. Index (Hedged)	2.69%
Lipper International Income Funds Category Average	-1.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended June 30, 2010 for Class I shares was 1.64%. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield for Class I shares would have been 1.60%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratio for Class I shares was 0.70%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of a contractual expense limitation agreement, Class I shares’ operating expenses, other than interest, brokerage, taxes, deferred organizational expenses and extraordinary expenses, will be waived and/or reimbursed at an annual rate of 0.04%. The expense limitation agreement cannot be terminated prior to April 30, 2011 without the Board of Directors’ consent.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

July 30, 2010

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Projections and forecasts are inherently limited and should not be relied upon as indicators of future performance. Investors should not use this information as the sole basis for investment decisions.

[1]	Class I shares were formerly known as Institutional Class shares. The share class was renamed in April 2010.

VI	Western Asset Non-U.S. Opportunity Bond Portfolio

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix	The Barclays Capital Global Aggregate Index (Hedged) is an index comprised of several other Barclays Capital indices that measure fixed-income performance of regions around the world.

[x]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xi

The Citigroup World Government Bond Ex-U.S. Index (Hedged) encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million USD. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Standard & Poor’s Debt Ratings1 (%) as a percent of total investments

Maturity Schedule (%) as a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of June 30, 2010 and do not include derivatives such as Futures Contracts, Options Written and Swaps. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

[1]

Source: Standard & Poor’s Rating Service. The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s (“S&P”), a Nationally Recognized Statistical Ratings Organization (“NRSRO”). These ratings are the opinions of S&P and are not measures of quality or guarantees of performance. Securities held by the Fund may be rated by other NRSROs, and these ratings may be higher or lower. The Fund itself has not been rated by a NRSRO and the credit quality of the investments in the Fund’s portfolio does not apply to the stability or safety of the Fund.

2	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2010 and held for the six months ended June 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I4	5.45%	$1,000	$1,054.50	0.76%	$3.87

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I4	5.00%	$1,000.00	$1,021.03	0.76%	$3.81

[1]	For the six months ended June 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

[4]	In April 2010, Institutional Class shares were renamed Class I shares.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2010

Spread duration is defined as the change in value for a 100 basis point change in the spread relative to Treasuries. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

CWGBUSI	—Citigroup World Government Ex-U.S. Index (Hedged)

4	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2010

Effective duration is defined as the change in value for a 100 basis point change in Treasury yields. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

CWGBUSI	—Citigroup World Government Ex-U.S. Index (Hedged)

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2010

Western Asset Non-U.S. Opportunity Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 45.2%
Brazil — 1.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	1,428,000	BRL	$730,614
Canada — 3.1%
Government of Canada	4.000%	6/1/16	2,300,000	CAD	2,330,248
France — 1.0%
France Government Bond OAT, Bonds	4.000%	4/25/60	560,000	EUR	732,663
Germany — 4.2%
Bundesrepublik Deutschland, Bonds	3.750%	1/4/19	770,000	EUR	1,038,767
Bundesrepublik Deutschland, Bonds	3.250%	1/4/20	1,610,000	EUR	2,093,018
Total Germany					3,131,785
Greece — 0.7%
Hellenic Republic	2.300%	7/25/30	588,610	EUR	285,393
Hellenic Republic Government Bond, Senior Bonds	4.600%	9/20/40	360,000	EUR	220,848
Total Greece					506,241
Japan — 15.8%
Development Bank of Japan	1.750%	3/17/17	100,000,000	JPY	1,212,582
Development Bank of Japan	2.300%	3/19/26	240,000,000	JPY	2,917,848
Government of Japan	0.400%	6/15/11	179,000,000	JPY	2,029,396
Government of Japan	0.900%	3/20/14	58,000,000	JPY	672,293
Government of Japan	1.500%	9/20/18	312,400,000	JPY	3,731,533
Government of Japan	0.390%	7/20/20	30,000,000	JPY	325,906	(a)
Government of Japan	2.100%	3/20/27	22,000,000	JPY	264,475
Government of Japan	2.100%	6/20/29	58,000,000	JPY	689,254
Total Japan					11,843,287
Netherlands — 0.5%
Netherlands Government Bond	4.000%	1/15/37	260,000	EUR	354,304
Norway — 3.9%
Government of Norway	4.250%	5/19/17	17,600,000	NOK	2,940,173
Poland — 8.2%
Republic of Poland	5.750%	9/23/22	21,460,000	PLN	6,189,812
United Kingdom — 6.8%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	3,100,000	GBP	5,083,535
Total Sovereign Bonds (Cost — $33,410,775)					33,842,662
Corporate Bonds & Notes — 33.6%
Consumer Staples — 0.6%
Tobacco — 0.6%
Imperial Tobacco Group PLC	7.250%	9/15/14	310,000	EUR	441,309
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Dong Energy A/S	4.000%	12/16/16	60,000	EUR	76,659
Dong Energy A/S	4.875%	12/16/21	50,000	EUR	64,918
Total Energy					141,577
Financials — 30.5%
Capital Markets — 1.4%
Goldman Sachs Group Inc.	5.125%	10/23/19	150,000	EUR	179,572
Goldman Sachs Group Inc., Medium-Term Notes	6.375%	5/2/18	374,000	EUR	494,332

See Notes to Financial Statements.

6	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Non-U.S. Opportunity Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — continued
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	127,000	EUR	$135,484
Lehman Brothers Holdings Inc.	4.625%	3/14/19	1,300,000	EUR	159	(b)
UBS AG London, Senior Notes	6.000%	4/18/18	200,000	EUR	273,592
Total Capital Markets					1,083,139
Commercial Banks — 11.2%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	250,000	EUR	323,724
Barclays Back PLC	5.250%	5/27/14	390,000	EUR	512,193
Barclays Bank PLC, Subordinated Notes	6.000%	1/23/18	250,000	EUR	315,255
BNP Paribas, Subordinated Bonds	5.019%	4/13/17	100,000	EUR	94,771	(a)(c)
BPCE SA, Subordinated Notes	9.000%	3/17/15	400,000	EUR	450,742	(a)(c)
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	200,000	EUR	266,798
Dexia Municipal Agency	1.550%	10/31/13	282,000,000	JPY	3,214,905
HT1 Funding GmbH, Subordinated Bonds	6.352%	6/30/17	266,000	EUR	191,917	(c)
Intesa Sanpaolo SpA, Medium-Term Notes	5.750%	5/28/18	400,000	EUR	501,906	(a)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	819,000	EUR	942,671
Royal Bank of Scotland PLC, Senior Notes	4.875%	1/20/17	50,000	EUR	59,907
Royal Bank of Scotland PLC, Senior Notes	6.934%	4/9/18	550,000	EUR	663,688
Shinsei Bank Ltd.	3.750%	2/23/16	100,000	EUR	103,636	(a)(d)
Swedbank AB	5.570%	9/27/17	100,000	EUR	124,871	(a)
UniCredit SpA	4.375%	1/29/20	200,000	EUR	252,673
Westpac Banking Corp., Senior Notes	7.250%	2/11/20	400,000	AUD	339,563
Total Commercial Banks					8,359,220
Diversified Financial Services — 16.3%
Banca Italease SpA	1.016%	2/8/12	50,000	EUR	59,248	(a)
Banca Italease SpA	0.968%	3/14/12	50,000	EUR	59,086	(a)
Bank of America Corp.	7.000%	6/15/16	400,000	EUR	549,489
Bank of America Corp., Subordinated Notes	4.000%	3/28/18	100,000	EUR	110,946	(a)
Caisse Refinancement de l’Habitat	4.200%	4/25/11	485,000	EUR	607,181
Citigroup Inc.	7.375%	6/16/14	300,000	EUR	411,930
Citigroup Inc., Senior Notes	7.375%	9/4/19	230,000	EUR	314,091
Eksportfinans ASA	1.600%	3/20/14	365,000,000	JPY	4,256,375
European Investment Bank	4.250%	12/7/10	1,512,000	GBP	2,292,883
European Investment Bank	1.900%	1/26/26	186,000,000	JPY	2,146,663	(d)
GE Capital European Funding	5.375%	1/23/20	150,000	EUR	196,447
Investor AB	4.875%	11/18/21	90,000	EUR	118,157
Kreditanstalt fuer Wiederaufbau	2.600%	6/20/37	42,000,000	JPY	517,837
Landesbank Hessen-Thueringen Girozentrale	5.375%	3/7/12	200,000	GBP	316,205
Resona Bank Ltd.	4.125%	9/27/12	200,000	EUR	226,227	(a)(c)(d)
Total Diversified Financial Services					12,182,765
Insurance — 1.6%
Aviva PLC, Subordinated Notes	5.250%	10/2/23	320,000	EUR	377,616	(a)
AXA	6.211%	10/5/17	200,000	EUR	188,319	(a)(c)
Mapfre SA	5.921%	7/24/37	400,000	EUR	381,623	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	250,000	EUR	264,441	(a)(c)
Total Insurance					1,211,999
Total Financials					22,837,123

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report	7

Western Asset Non-U.S. Opportunity Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 1.3%
Diversified Telecommunication Services — 1.3%
British Telecommunications PLC	5.250%	1/22/13	75,000	EUR	$96,488
British Telecommunications PLC	5.250%	6/23/14	194,000	EUR	250,793
British Telecommunications PLC, Senior Notes	6.125%	7/11/14	76,000	EUR	101,860
Deutsche Telekom International Finance BV	7.125%	7/11/11	108,000	EUR	139,132
France Telecom SA, Senior Notes	5.625%	5/22/18	100,000	EUR	141,309
Koninklijke (Royal) KPN N.V.	5.000%	11/13/12	149,000	EUR	194,140
Telecom Italia SpA	5.250%	3/17/55	100,000	EUR	95,220
Total Telecommunication Services					1,018,942
Utilities — 1.0%
Electric Utilities — 0.2%
Electricite de France (EDF)	4.625%	9/11/24	100,000	EUR	128,455
Water Utilities — 0.8%
Anglian Water Services Ltd	6.250%	6/27/16	230,000	EUR	324,898
Thames Water Utilities Cayman Finance Ltd.	6.125%	2/4/13	200,000	EUR	267,393
Total Water Utilities					592,291
Total Utilities					720,746
Total Corporate Bonds & Notes (Cost — $26,134,835)					25,159,697
Non-U.S. Treasury Inflation Protected Securities — 3.0%
Canada — 0.4%
Government of Canada, Bonds	4.000%	12/1/31	203,078	CAD	281,662
France — 1.6%
Republic of France	4.000%	4/25/55	930,000	EUR	1,213,798
Japan — 1.0%
Government of Japan, Bonds	1.300%	9/10/17	67,456,000	JPY	753,411
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $2,126,458)					2,248,871
Total Investments before Short-Term Investments (Cost — $61,672,068)					61,251,230
Short-Term Investments — 12.3%
Repurchase Agreements — 12.3%
Goldman Sachs & Co. repurchase agreement dated 6/30/10; Proceeds at maturity — $7,100,004; (Fully collateralized by U.S. government agency obligations, 6.625% due 11/15/30; Market value — $7,240,050)	0.020%	7/1/10	7,100,000		7,100,000
Morgan Stanley repurchase agreement dated 6/30/10; Proceeds at maturity — $2,098,001; (Fully collateralized by U.S. government agency obligations, 2.610% due 4/15/14; Market value — $2,150,449)	0.010%	7/1/10	2,098,000		2,098,000
Total Short-Term Investments (Cost — $9,198,000)					9,198,000
Total Investments — 94.1% (Cost — $70,870,068#)					70,449,230
Other Assets in Excess of Liabilities — 5.9%					4,388,868
Total Net Assets — 100.0%					$74,838,098

See Notes to Financial Statements.

8	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Non-U.S. Opportunity Bond Portfolio

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(b)	The coupon payment on these securities is currently in default as of June 30, 2010.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
PLN	— Polish Zloty

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

June 30, 2010

Assets:
Investments, at value (Cost — $61,672,068)	$61,251,230
Repurchase agreement, at value (Cost — $9,198,000)	9,198,000
Foreign currency, at value (Cost — $187,550)	197,725
Cash	986
Unrealized appreciation on forward currency contracts	4,457,638
Receivable for Fund shares sold	2,691,419
Interest receivable	1,035,888
Foreign currency collateral for open futures contracts, at value (Cost — $429,397)	414,732
Unrealized appreciation on swaps	86,583
Receivable from broker — variation margin on open futures contracts	65,476
Deposits with brokers for open futures contracts	35,541
Prepaid expenses	20,373
Total Assets	79,455,591

Liabilities:
Unrealized depreciation on forward currency contracts	4,392,429
Payable for Fund shares repurchased	77,453
Premiums received for open swaps	39,568
Investment management fee payable	23,168
Directors’ fees payable	1,179
Payable for open swap contracts	1,002
Accrued expenses	82,694
Total Liabilities	4,617,493
Total Net Assets	$74,838,098

Net Assets:
Par value (Note 5)	$7,774
Paid-in capital in excess of par value	71,388,479
Accumulated net investment loss	(1,960,467)
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	5,681,186
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(278,874)
Total Net Assets	$74,838,098

Shares Outstanding	7,774,011

Net Asset Value	$9.63

See Notes to Financial Statements.

10	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2010

Investment Income:
Interest	$1,177,973

Expenses:
Investment management fee (Note 2)	159,279
Custody fees	29,356
Transfer agent fees	25,987
Shareholder reports	20,322
Audit and tax	18,139
Legal fees	16,657
Registration fees	6,805
Directors’ fees	1,933
Miscellaneous expenses	3,866
Total Expenses	282,344
Less: Fee waivers and/or expense reimbursements (Note 2)	(14,086)
Net Expenses	268,258
Net Investment Income	909,715

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,771,355)
Futures contracts	125,600
Written options	124,429
Swap contracts	(61,986)
Foreign currency transactions	6,954,802
Net Realized Gain	5,371,490
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(476,376)
Futures contracts	83,086
Written options	97,525
Swap contracts	98,469
Foreign currencies	(2,312,939)
Change in Net Unrealized Appreciation/Depreciation	(2,510,235)
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	2,861,255
Increase in Net Assets from Operations	$3,770,970

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009	2010	2009

Operations:
Net investment income	$909,715	$2,366,873
Net realized gain (loss)	5,371,490	(1,573,113)
Change in net unrealized appreciation/depreciation	(2,510,235)	3,001,667
Increase in Net Assets From Operations	3,770,970	3,795,427

Distributions to Shareholders From (Note 1):
Net realized gains	(59,129)	(641,931)
Decrease in Net Assets from Distributions to Shareholders	(59,129)	(641,931)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	17,959,619	25,242,828
Reinvestment of distributions	40,500	478,260
Cost of shares repurchased	(27,178,462)	(52,932,163)
Decrease in Net Assets From Fund Share Transactions	(9,178,343)	(27,211,075)
Decrease in Net Assets	(5,466,502)	(24,057,579)

Net Assets:
Beginning of period	80,304,600	104,362,179
End of period*	$74,838,098	$80,304,600
* Includes accumulated net investment loss of:	$(1,960,467)	$(2,870,182)

See Notes to Financial Statements.

12	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I1	2010[2]		2009	2008[3]		2008[4]	2007[4]		2006[4]	2005[4]

Net asset value, beginning of period	$9.14		$8.77	$9.93		$9.75	$9.59		$10.98	$10.52

Income (loss) from operations:
Net investment income	0.12	[5]	0.23 [5]	0.24	[5]	0.37 [5]	0.36	[5]	0.64	0.19
Net realized and unrealized gain (loss)	0.38		0.20	0.21		(0.16)	0.00	[6]	(0.07)	0.57
Total income from operations	0.50		0.43	0.45		0.21	0.36		0.57	0.76

Less distributions from:
Net investment income	—		—	(1.61)		—	(0.20)		(1.16)	(0.29)
Net realized gains	(0.01)		(0.06)	—		(0.03)	—		(0.80)	(0.01)
Total distributions	(0.01)		(0.06)	(1.61)		(0.03)	(0.20)		(1.96)	(0.30)

Net asset value, end of period	$9.63		$9.14	$8.77		$9.93	$9.75		$9.59	$10.98
Total return[7]	5.45%		4.95%	4.49%		2.11%	3.89%		5.33%	7.60%

Net assets, end of period (000s)	$74,838		$80,305	$104,362		$205,654	$177,308		$90,421	$89,170

Ratios to average net assets:
Gross expenses	0.80%[8]		0.70%	0.62%[8]		0.59%	0.64%		0.74%	0.68%
Net expenses[9]	0.76	[8]	0.66	0.58	[8,10]	0.55 [10]	0.55	[10]	0.55 [10]	0.55 [10]
Net investment income	2.57	[8]	2.7	3.2	[8]	3.7	3.7		3.3	3.2

Portfolio turnover rate	47%		87%	52%		68%	118%		140%	41%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	For the six months ended June 30, 2010 (unaudited).

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]	Per share amounts have been calculated using the average shares method.

[6]	Amount represents less than $0.005 per share.

[7]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.
[10]	The impact of compensating balance arrangements to the expense ratio was less than 0.01%.

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Non-U.S. Opportunity Bond Portfolio (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The Fund offers three classes of shares: Class IS, Class I and Class FI. Prior to April 2010, Class IS, Class I and Class FI shares were known as Institutional Select Class, Institutional Class and Financial Intermediary Class shares, respectively. Shares in the Class FI bear a distribution fee. Class IS shares and Class FI shares have not commenced operations. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Class FI shares, and transfer agent and shareholder servicing expenses, and certain other expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at the amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

14	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$33,842,662	—	$33,842,662
Corporate bonds & notes	—	25,159,697	—	25,159,697
Non-U.S. treasury inflation protected securities	—	2,248,871	—	2,248,871
Total long-term investments	—	$61,251,230	—	$61,251,230
Short-term investments†	—	9,198,000	—	9,198,000
Total investments	—	$70,449,230	—	$70,449,230
Other financial instruments:
Futures contracts	$65,792	—	—	$65,792
Options on futures	1,249	—	—	1,249
Forward foreign currency contracts	—	$65,209	—	65,209
Credit default swaps on credit indices — buy protection‡	—	47,015	—	47,015
Total other financial instruments	$67,041	$112,224	—	$179,265
Total	$67,041	$70,561,454	—	$70,628,495

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes
Balance as of December 31, 2009	$2,702
Accrued premiums/discounts	437
Realized gain/(loss)[1]	—
Change in unrealized appreciation (depreciation)[2]	(2,980)
Net purchases (sales)	—
Transfers in to Level 3	—
Transfers out of Level 3	(159)
Balance as of June 30, 2010	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2010[2]	—

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report	15

changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

16	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

As disclosed in the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of June 30, 2010 was $0. The Fund did not hold or post collateral for its swap transactions. If a defined credit event had occurred as of June 30, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $0 less the value of the contracts’ related reference obligations.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report	17

amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, a Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment and distributions of net realized gains, if any are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

18	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intend to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company Limited (“WAML”) is the investment adviser. Western Asset Management Company Pte Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with WAML. LMPFA, WAML, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets. The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses and brokerage commissions) so that total operating expenses are not expected to exceed the Fee Cap for Class IS and Class FI. With respect to Class I shares, the manager has contractually agreed to forgo fees and/or reimburse operating expenses at an amount equal to a specified rate of the Fund’s average daily net assets attributable to such share class (“Flat Waiver”). WAML also agreed to waive their advisory fees (which is paid by LMPFA, and not the Fund) in corresponding amounts under both the Fee Cap and the Flat Waiver. This arrangement cannot be terminated prior to April 30, 2011 without the Board’s consent.

With respect to Class IS and Class FI, the manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described below or the limit then in effect. The following chart shows the annual rates of management fees, fee caps or flat waivers (as applicable), management fees waived and potential fees which may be recaptured for the Fund’s share classes.

	Asset Breakpoint for Management Fee	Management Fee	Fee Cap	Flat Waiver	Management Fees (Waived)/ Recaptured	Maximum Amount Subject to Recapture
Class I†	All asset levels	0.450%	—	0.04%	(14,086)	—

†	In April 2010, Institutional Class shares were renamed Class I shares.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report	19

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason serves as distributor of the Fund’s shares.

3. Investments

During the six months ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$30,367,320
Sales	36,803,292

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,167,356
Gross unrealized depreciation	(5,588,194)
Net unrealized depreciation	$(420,838)

At June 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
German Euro Bobl	22	9/10	$3,227,793	$3,252,805	$25,012
German Euro Bund	33	9/10	5,182,198	5,221,409	39,211
United Kingdom Long Gilt Bonds	12	9/10	2,162,466	2,170,330	7,864
U.S. Treasury 5-Year Notes	2	9/10	232,897	236,703	3,806
U.S. Treasury 30-Year Bonds	23	9/10	2,812,723	2,932,500	119,777
					$195,670

Contracts to Sell:
U.S. Treasury 10-Year Notes	49	9/10	$5,874,919	$6,004,797	$(129,878)
Net unrealized gain on futures contracts					$65,792

Options on futures which trade on the EUREX and LIFFE exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At June 30, 2010, the Fund held the following purchased and written options on futures:

	Number of Contracts	Strike Price	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
German Euro Bund, Put	36	127.50	7/30/10	$25,385	$10,125	$(15,260)

Contracts to Sell:
German Euro Bund, Call	36	131.00	7/30/10	$31,037	$14,528	$16,509
Net unrealized gain on purchased and written options on futures						$1,249

During the six months ended June 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	200	$55,600
Options written	358	125,055
Options closed	(339)	(96,758)
Options exercised	—	—
Options expired	(219)	(83,897)
Written options, outstanding June 30, 2010	—	—

20	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At June 30, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain/(Loss)
Contracts to Buy:
Australian Dollar	UBS AG	4,905,980	$4,106,257	8/17/10	$(281,215)
Australian Dollar	JP Morgan Chase & Co.	2,322,482	1,943,895	8/17/10	(102,491)
Canadian Dollar	Deutsche Bank AG	3,003,498	2,820,547	8/17/10	(86,719)
Canadian Dollar	JP Morgan Chase & Co.	680,000	638,580	8/17/10	(18,489)
Canadian Dollar	UBS AG	395,515	371,423	8/17/10	(14,870)
Danish Krone	UBS AG	4,436,174	728,354	8/17/10	(46,899)
Danish Krone	JP Morgan Chase & Co.	4,286,573	703,791	8/17/10	(41,000)
Euro	UBS AG	10,553,848	12,908,926	8/17/10	(865,799)
Euro	Citibank, N.A.	5,380,375	6,580,998	8/17/10	(255,736)
Euro	Goldman Sachs Group Inc.	2,000,000	2,446,297	8/17/10	(180,503)
Euro	Citibank N.A.	1,350,000	1,651,251	8/17/10	(64,005)
Euro	Credit Suisse First Boston Inc.	793,572	970,657	8/17/10	(71,462)
Euro	BNP Paribas SA	550,000	672,732	8/17/10	(41,242)
Euro	BNP Paribas SA	550,000	672,732	8/17/10	(5,281)
Euro	Morgan Stanley & Co., Inc.	535,945	655,540	8/17/10	(4,460)
Euro	JP Morgan Chase & Co.	520,000	636,037	8/17/10	(17,811)
Euro	JP Morgan Chase & Co.	510,000	623,806	8/17/10	(1,546)
Euro	JP Morgan Chase & Co.	75,000	91,736	8/17/10	(6,064)
Euro	Citibank, N.A.	50,000	61,157	8/17/10	(2,425)
Japanese Yen	Deutsche Bank AG	600,750,000	6,799,931	8/17/10	388,991
Japanese Yen	Credit Suisse First Boston Inc.	63,714,509	721,189	8/17/10	40,478
Japanese Yen	Morgan Stanley & Co., Inc.	47,800,000	541,052	8/17/10	36,033
Japanese Yen	Morgan Stanley & Co., Inc.	41,140,000	465,667	8/17/10	26,760
Norwegian Krone	Deutsche Bank AG	6,492,982	995,276	8/17/10	(45,533)
Norwegian Krone	UBS AG	6,237,866	956,171	8/17/10	(66,759)
Norwegian Krone	Goldman Sachs Group Inc.	4,750,000	728,103	8/17/10	(54,847)
Norwegian Krone	Deutsche Bank AG	4,100,000	628,468	8/17/10	(5,309)
Norwegian Krone	Citibank, N.A.	1,003,850	153,875	8/17/10	(6,087)
Polish Zloty	UBS AG	7,000,000	2,056,705	8/17/10	(188,911)
British Pound	UBS AG	5,945,581	8,883,025	8/17/10	(22,802)
British Pound	Citibank, N.A.	3,593,605	5,369,043	8/17/10	95,248
British Pound	JP Morgan Chase & Co.	1,655,000	2,472,661	8/17/10	(33,472)
British Pound	Deutsche Bank AG	460,000	687,265	8/17/10	23,692
British Pound	JP Morgan Chase & Co.	120,000	179,287	8/17/10	6,107
Singapore Dollar	Deutsche Bank AG	910,000	650,450	8/17/10	(2,950)
Swedish Krona	Credit Suisse First Boston Inc.	12,241,600	1,569,943	8/17/10	(42,916)
Brazilian Real	Citibank, N.A.	1,360,000	744,329	8/24/10	7,401
South Korean Won	Deutsche Bank AG	1,462,126,000	1,194,289	8/24/10	(71,950)
South Korean Won	Deutsche Bank AG	838,390,000	684,811	8/24/10	(467)
					(2,025,310)

Contracts to Sell:
Australian Dollar	Citibank, N.A.	1,246,480	1,043,291	8/17/10	52,988
Australian Dollar	Morgan Stanley & Co., Inc.	1,360,000	1,138,307	8/17/10	78,390
Australian Dollar	JP Morgan Chase & Co.	2,264,220	1,895,130	8/17/10	136,736
Australian Dollar	Goldman Sachs Group Inc.	2,671,399	2,235,935	8/17/10	168,057
Canadian Dollar	Goldman Sachs Group Inc.	353,792	332,242	8/17/10	12,894
Canadian Dollar	Goldman Sachs Group Inc.	690,000	647,970	8/17/10	22,492
Canadian Dollar	Morgan Stanley & Co.	740,000	694,925	8/17/10	20,597
Canadian Dollar	JP Morgan Chase & Co.	943,001	885,560	8/17/10	32,416
Canadian Dollar	Credit Suisse First Boston Inc.	1,056,329	991,986	8/17/10	32,483
Canadian Dollar	Citibank, N.A.	1,630,320	1,531,013	8/17/10	12,266

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report	21

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain/(Loss)

Contracts to Sell: continued
Danish Krone	Citibank, N.A.	8,205,016	$1,347,142	8/17/10	$55,857
Euro	Deutsche Bank, AG	508,029	621,395	8/17/10	12,382
Euro	JP Morgan Chase & Co.	40,000	48,926	8/17/10	(101)
Euro	UBS AG	575,000	703,310	8/17/10	11,110
Euro	UBS AG	1,350,000	1,651,251	8/17/10	74,886
Euro	Deutsche Bank AG	1,907,857	2,333,592	8/17/10	111,460
Euro	Credit Suisse First Boston Inc.	6,890,000	8,427,494	8/17/10	395,151
Euro	Goldman Sachs Group Inc.	7,012,072	8,576,807	8/17/10	530,473
Euro	JP Morgan Chase & Co.	8,700,571	10,642,092	8/17/10	621,058
Euro	Morgan Stanley & Co. Inc.	15,465,530	18,916,642	8/17/10	767,575
Japanese Yen	Deutsche Bank AG	61,330,420	694,203	8/17/10	(30,631)
Japanese Yen	JP Morgan Chase & Co.	51,877,417	587,204	8/17/10	(39,385)
Japanese Yen	Goldman Sachs Group Inc.	449,139,919	5,083,846	8/17/10	(335,414)
Japanese Yen	UBS AG	566,327,465	6,410,300	8/17/10	(324,029)
Japanese Yen	Citibank, N.A.	1,808,605,748	20,471,734	8/17/10	(838,584)
Norwegian Krone	Citibank, N.A.	4,489,876	688,230	8/17/10	25,638
Norwegian Krone	Deutsche Bank AG	27,755,187	4,254,451	8/17/10	276,269
Polish Zloty	Citibank, N.A.	2,538,179	745,755	8/17/10	26,675
Polish Zloty	Citibank, N.A.	3,058,501	898,634	8/17/10	11,501
Polish Zloty	Citibank, N.A.	17,456,621	5,129,017	8/17/10	112,424
British Pound	Goldman Sachs Group Inc.	250,000	373,514	8/17/10	5,136
British Pound	Credit Suisse First Boston Inc.	3,351,598	5,007,472	8/17/10	45,063
British Pound	Citibank N.A.	3,360,000	5,020,024	8/17/10	(174,071)
British Pound	Deutsche Bank AG	9,508,469	14,206,175	8/17/10	104,071
Singapore Dollar	Deutsche Bank AG	910,000	650,450	8/17/10	(194)
Swedish Krona	UBS AG	12,250,000	1,571,021	8/17/10	76,880
					2,090,519
Net unrealized gain on open forward foreign currency contracts					$65,209

At June 30, 2010, the Fund had the following open swap contract:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[3]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase & Co. (ITRAXX EUROPE 06/15)	$2,934,000	6/20/15	1% Quarterly	$47,015	$(39,568)	$86,583

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the notional amount of the swap agreement had been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

22	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Futures contracts*[2]	$212,179	—	—	$212,179
Swap contracts[3]	—	—	$86,583	86,583
Forward foreign currency contracts	—	$4,457,638	—	4,457,638
Total	$212,179	$4,457,638	$86,583	$4,756,400

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Futures contracts*[2]	$145,138	—	—	$145,138
Swap contracts[3]	—	—	$39,568	39,568
Forward foreign currency contracts	—	$4,392,429	—	4,392,429
Total	$145,138	$4,392,429	$39,568	$4,577,135

*	Includes options on Futures.
[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$151,028	$5,011	—	$156,039
Written options	124,429	—	—	124,429
Futures contracts	125,600	—	—	125,600
Swap contracts	—	—	$(61,986)	(61,986)
Forward foreign currency contracts	—	7,092,370	—	7,092,370
Total	$401,057	$7,097,381	$(61,986)	$7,436,452

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$62,603	$(8,097)	—	$54,506
Written options	97,525	—	—	97,525
Futures contracts	83,086	—	—	83,086
Swap contracts	—	—	$98,469	98,469
Forward foreign currency contracts	—	(2,244,536)	—	(2,244,536)
Total	$243,214	$(2,252,633)	$98,469	$(1,910,950)

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Semi-Annual Report	23

During the six months ended June 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$81,521
Written options†	25,786
Forward foreign currency contracts (to buy)	79,738,843
Forward foreign currency contracts (to sell)	145,825,821
Futures contracts (to buy)	12,353,589
Futures contracts (to sell)	18,734,705

Average Notional Balance‡
Credit default swap contracts (to buy protection)	3,306,143

†	At June 30, 2010, there were no open positions held in this derivative.

‡	Amounts are denominated in U.S. dollars, unless otherwise noted.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of June 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $0. If a contingent feature would have been triggered as of June 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions.

5. Capital shares

At June 30, 2010, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Fund were as follows:

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Class I†
Shares sold	1,886,414	2,862,417
Shares issued on reinvestment	4,360	56,330
Shares repurchased	(2,904,433)	(6,036,686)
Net decrease	(1,013,659)	(3,117,939)

†	In April 2010, Institutional Class shares were renamed Class I shares.

Western Asset

Non-U.S. Opportunity Bond Portfolio

Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Non-U.S. Opportunity Bond Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Non-U.S. Opportunity Bond Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Non-U.S. Opportunity Bond Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information, about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012833 8/10 SR10-1182

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President of Western Asset Funds, Inc.

Date:	August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President of Western Asset Funds, Inc.

Date:	August 26, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Principal Financial and Accounting Officer
Western Asset Funds, Inc.

Date:	August 26, 2010